                              SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                     Huntco Inc.
                                    -------------
                    (Name of Registrant as Specified In Its Charter)

                   -------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.

   1)     Title of each class of securities to which transaction applies:
          ____________________________________________________________________

   2)     Aggregate number of securities to which transaction applies:
          ____________________________________________________________________

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ____________________________________________________________________

   4)     Proposed maximum aggregate value of transaction:
          ____________________________________________________________________

   5)     Total fee paid:_____________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)     Amount Previously Paid:_____________________________________________

   2)     Form, Schedule or Registration Statement No.:_______________________

   3)     Filing Party:_______________________________________________________

   4)     Date Filed:_________________________________________________________

                                   HUNTCO INC.

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 7, 1998


To the Shareholders:

The Annual Meeting of Shareholders of Huntco Inc. (the "Company"), a Missouri corporation, will be held at Forest Hills Country Club, located at 36 Forest Club Drive, Chesterfield, Missouri 63005, on Thursday, May 7, 1998, at 10:00 a.m., local time, for the following purposes:

1.   To elect two directors; and

2. To transact such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors has fixed the close of business on March 16, 1998 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and all adjournments thereof.


By order of the Board of Directors

/s/ Anthony J. Verkruyse

ANTHONY J. VERKRUYSE
Vice President, Secretary & Treasurer

April 9, 1998


Even if you expect to attend the meeting in person, please mark, date and sign the enclosed proxy and return it in the enclosed return envelope, which does not require postage if mailed in the United States. Shareholders who attend the meeting may revoke their proxies and vote in person if they desire.
                                   HUNTCO INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS


On October 23, 1997, the Company's Board of Directors (the "Board") decided that it would be in the Company's best interests to change its fiscal year end from April 30 to December 31 beginning with the year ended December 31, 1997. This decision resulted in a transition year comprised of eight months. The term "Transition 1997" used in this Proxy Statement refers to the period commencing May 1, 1997 through December 31, 1997. The term "Fiscal 1997" refers to the period from May 1, 1996 through April 30, 1997. In connection with changing the fiscal year end to December 31, the Board also amended the Company's Bylaws to change the date of the Annual Meeting of Shareholders from the second Thursday in September of each year to the first Thursday in May of each year.

The enclosed proxy is solicited on behalf of the Board of Directors of Huntco Inc. (the "Company") for use at the Annual Meeting of its shareholders (the "Annual Meeting") to be held May 7, 1998 at 10:00 a.m. local time at Forest Hills Country Club, located at 36 Forest Club Drive, Chesterfield, Missouri 63005. If the proxy is executed and returned to the Company, it nevertheless may be revoked at any time before it is exercised either by written notice to the Secretary of the Company or by attending the meeting and voting in person. If no contrary instructions are indicated on the proxy, the proxy will be voted FOR the election of the two nominees named herein as directors. If matters other than the election of directors properly come before the Annual Meeting, the proxy will be voted by the persons named therein in a manner which they consider to be in the best interests of the Company.

The Company's principal executive offices are located at 14323 South Outer Forty, Suite 600 N., Town & Country, Missouri 63017. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about April 9, 1998.

            VOTING, VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
            -------------------------------------------------------

GENERAL

Only the holders of record of the Company's Class A Common Stock, $.01 par value per share (the "Class A Shares") and of the Company's Class B Common Stock, par value $.01 per share (the "Class B Shares") (collectively the "Common Stock"), as of the close of business on March 16, 1998, will be entitled to notice of, and to vote, either in person or by proxy, at the Annual Meeting and all adjournments thereof. At the close of business on March 16, 1998, 5,292,000 and 3,650,000 Class A Shares and Class B Shares, respectively, were issued and outstanding. Each Class A Share is entitled to one vote per share, and each Class B Share is entitled to ten votes per share, on all matters to be submitted to the vote of the shareholders. Therefore, the holders of Class A Shares and the Class B Shares are entitled to 5,292,000 and 36,500,000 votes, respectively.

The Class A Shares and the Class B Shares will vote as a single class with respect to the election of directors. A majority of the aggregate of the outstanding Class A Shares and the Class B Shares which are present in person or represented by proxy and entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies or ballots which are marked to "withhold authority" with respect to the election of any one or more nominees for election as directors will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Because the form of proxy states how shares will be voted in the absence of instructions by the shareholder, executed proxies bearing no instructions will be counted as present for quorum purposes.

Under the law of Missouri, the state in which the Company is incorporated, the affirmative vote of a majority of the aggregate number of votes represented by the Class A Shares and the Class B Shares which are present in person or represented by proxy at a meeting at which a quorum is present is required to elect directors. Because a director must receive a majority of the votes cast to be elected, even if such director otherwise received a plurality, proxies or ballots marked to "withhold authority" in the election of directors have the same effect as a vote against such nominee or nominees.

As a practical matter, the act of withholding a vote for one or more of the Board's nominees, or the act of writing in the name of one or more other candidates for election to the Board, will have no effect in the election of directors. Huntco Acquisitions Holding, Inc. ("Acquisitions") and Huntco Farms, Inc. ("Farms"), both of which are owned and controlled by the Company's Chairman of the Board and Chief Executive Officer and which collectively control 87.4% of the total Company vote by virtue of their ownership of all of the Company's issued and outstanding Class B Shares, have indicated their intent to vote for the Board of Directors' slate of nominees.

HOLDINGS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The table below indicates certain information as of March 16, 1998 regarding the beneficial ownership of the Class A Shares and the Class B Shares by (i) each director of the Company, including the nominees for election as directors, (ii) each executive officer named in the Summary Compensation Table, including the Company's Chairman of the Board and Chief Executive Officer, (iii) companies owned and controlled by the Company's Chairman of the Board and Chief Executive Officer, and (iv) all executive officers and directors of the Company as a group.

                           Number of     Number of      Percent of Total<F1>
                            Class A       Class B       -----------------     Percent of Total
Name                        Shares        Shares        Class A   Class B     Voting Power <F2>
----                        ------        ------        -------   -------     ----------------

B.D. Hunter<F3><F4>          44,500<F5>   3,650,000       <F6>      100.0%        87.4%

Huntco Acquisitions
 Holding, Inc.<F3><F4>         -          3,145,000        -        86.2%         75.3%

Huntco Farms, Inc.<F3><F4>     -            505,000        -        13.8%         12.1%

Robert J. Marischen <F4>    203,808<F7>        -          3.8%        -           <F6>

Terry J. Heinz              177,264<F8>        -          3.3%        -           <F6>

Donald E. Brandt              4,410<F9>        -          <F6>        -           <F6>

James J. Gavin, Jr.          73,000<F10>       -          1.4%        -           <F6>

Michael M. McCarthy          60,500<F11>       -          1.1%        -           <F6>

All executive officers
 and directors as a
 group (6 persons)<F12>     526,482<F13>  3,650,000       9.4%     100.0%         87.9%


<F1>     The percent of ownership of Class A Shares and Class B Shares has been calculated in accordance with the rules promulgated by the Securities and Exchange Commission (the "SEC").  The
numerator is comprised of the number of Class A Shares or Class B Shares, as appropriate, owned by the individual or entity (including, with respect to the Class A Shares, the number of Class A
Shares issuable upon exercise of stock options granted under the Huntco Inc. 1993 Incentive Stock
Plan (the "1993 Plan") which are currently exercisable or which will become exercisable within sixty days of March 16, 1998).  The denominator is comprised of the number of shares represented by all of the issued and outstanding shares of that class (including, with respect to the Class A
Shares, the number of Class A Shares issuable upon exercise of stock options granted under the
1993 Plan which are currently exercisable or will be exercisable within sixty days of March 16,
1998, awarded to such individual, but excluding the number of Class A Shares issuable upon exercise of options granted to any other individual).

<F2>     The percent of total voting power has also been calculated in accordance with the rules promulgated by the SEC.  The numerator is comprised of the number of votes appertaining to each share of Common Stock owned by the individual or entity (plus the number of votes represented by the Class A Shares issuable upon exercise of stock options granted under the 1993 Plan which are currently exercisable or which will become exercisable within sixty days of March 16, 1998). The denominator is comprised of the number of votes represented by all of the issued and outstanding shares of Common Stock plus the number of votes represented by the Class A Shares issuable upon exercise of stock options granted under the 1993 Plan which are currently exercisable or which will become exercisable within sixty days of March 16, 1998) awarded to such individual, but excluding the votes represented by the Class A Shares issuable upon exercise of options granted to any other individual.

<F3>     Mr. B. D. Hunter, the Company's Chairman of the Board and Chief Executive Officer, owns all of the outstanding preferred stock of Huntco Enterprises, Inc. ("Huntco Enterprises"), which, in conjunction with the shares of common stock over which he shares voting control as trustee of various Trusts (as defined below), gives him substantially all of the voting control of that entity.  Huntco Enterprises is the ultimate parent company of Farms and Acquisitions.
Substantially all of the remaining shares of Farms and Acquisitions are owned by other persons or trusts with whom Mr. Hunter is affiliated.  Therefore, Mr. Hunter has or shares voting control with respect to substantially all of the Class B Shares owned by Acquisitions and Farms.  The business addresses of Mr. Hunter, Farms and Acquisitions is 14323 S. Outer Forty, Suite 600 N.,
Town & Country, Missouri 63017.

<F4>     Mr. B. D. Hunter and Mr. Robert J. Marischen are co-trustees of certain trusts created by Mr. Hunter for the benefit of his children (the "Trusts").  Mr. Marischen and another individual are co-trustees of certain trusts for the benefit of Mr. Hunter's grandchildren (the
"Grandchildren's Trusts").  The Trusts and the Grandchildren's Trusts own substantially all of the common stock of Huntco Enterprises.  Under the terms of the Trusts and the Grandchildren's
Trusts, the co-trustees must approve the voting and investment decisions with respect to shares held by the Trusts and the Grandchildren's Trusts.  Accordingly, Messrs. Hunter and Marischen
share voting and investment power over the 3,650,000 Class B Shares owned by Farms and
Acquisitions.  Additionally, Mr. Hunter owns all of the outstanding preferred stock of Huntco
Enterprises which, in conjunction with the shares of common stock over which he shares voting control as trustee of the Trusts, gives him substantially all of the voting control of that entity.  Mr. Marischen disclaims beneficial ownership of the Class B Shares owned by Farms and
Acquisitions, and these Class B Shares are not reflected in the table herein as being beneficially owned by Mr. Marischen.

<F5>     Sole voting and investment power over 7,500 Class A Shares which includes 2,500 Class A
Shares issuable upon exercise of stock options granted under the 1993 Plan.  Does not include
67,500 Class A Shares underlying stock options granted under the 1993 Plan which are not currently exercisable.  Shared voting and investment power over 37,000 Class A Shares owned by a corporation of which Mr. Hunter is the owner of 49% of the issued and outstanding voting capital stock and of which Mr. Marischen is the owner of 51% of the issued and outstanding voting capital stock.  Due to the nature of the professional relationship between Messrs. Hunter and Marischen, these 37,000 Class A Shares are deemed to be owned by each of them.

<F6>     Less than 1%.

<F7>     Sole voting and investment power over 162,644 Class A Shares which includes 152,500
Class A Shares issuable upon exercise of stock options granted to Mr. Marischen under the 1993
Plan.  Does not include 67,500 Class A Shares underlying stock options granted under the 1993
Plan which are not currently exercisable.  Shared voting and investment power over 37,411 Class A
Shares.  Of these Class A Shares, 37,000 are the Class A Shares owned by the company which is owned by Messrs. Marischen and Hunter described with more particularity in Note 5 above.  The remaining 411 Class A Shares over which Mr. Marischen is deemed to share voting and investment power are held in Mr. Marischen's spouse's IRA.  Mr. Marischen maintains 3,753 Class A Shares in his account in the Huntco Inc. 401(k) Retirement Savings Plan (the "Retirement Savings Plan").
Mr. Marischen and two other Company employees are co-trustees of a trust (the "401(k) Trust")
established for the purpose of holding and investing assets of the Retirement Savings Plan.  The trustees make voting decisions with respect to the Class A Shares held by the 401(k) Trust.
Therefore, Mr. Marischen has shared voting power over a total of 28,914 Class A Shares owned by the 401(k) Trust, although he disclaims beneficial ownership of the Class A Shares owned by that trust except for the 3,753 Class A Shares allocated to his account in the Retirement Savings Plan noted above.

<F8>     Sole voting and investment power over 155,690 Class A Shares which includes 152,500
Class A Shares issuable upon exercise of options granted to Mr. Heinz under the 1993 Plan.  No voting power over 1,574 Class A Shares allocated to Mr. Heinz's account in the Retirement Savings
Plan.  Does not include 67,500 Class A Shares underlying stock options granted under the 1993
Plan which are not currently exercisable.  Shared voting and investment power over 20,000 Class A
Shares held in a general partnership of which Mr. Heinz has a one-third interest.

<F9>     Sole voting and investment power over 4,410 Class A Shares which includes 2,000 Class A
Shares issuable upon exercise of stock options granted to Mr. Brandt under the 1993 Plan.  Does not include 6,000 Class A Shares underlying stock options granted under the 1993 Plan which are not currently exercisable.

<F10>    Sole voting and investment power over 73,000 Class A Shares which includes 2,000 Class A
Shares issuable upon exercise of stock options granted to Mr. Gavin under the 1993 Plan.
Includes 10,000 Class A Shares held by a charitable foundation of which Mr. Gavin is President, but with respect to which Class A Shares Mr. Gavin disclaims beneficial ownership.  Does not include 6,000 Class A Shares underlying stock options granted under the 1993 Plan which are not currently exercisable.

<F11>    Sole voting and investment power over 9,000 Class A Shares which includes 2,000 Class A
Shares issuable upon exercise of stock options granted to Mr. McCarthy under the 1993 Plan.  Does not include 6,000 Class A Shares underlying stock options granted under the 1993 Plan which are not currently exercisable.  Mr. McCarthy disclaims beneficial ownership of 51,500 Class A Shares owned by companies with which he is affiliated.

<F12>    Messrs. Hunter and Marischen have voting and investment control over all of the Class B
Shares owned by Acquisitions and Farms.

<F13>    Includes 313,500 Class A Shares issuable upon exercise of options granted to directors and executive officers under the 1993 Plan.


The following table sets forth information as of March 16, 1998 regarding all persons known to be the beneficial owners of more than five percent of the Company's Class A Shares who are not connected with the Company otherwise than through ownership of the Class A Shares.

                                                                              Percent of
                                                      Number of             Class A Shares
             Name and Address                       Class A Shares           Outstanding
             ----------------                       --------------           -----------

             The Crabbe Huson Group, Inc.
             121 SW Morrison, Suite 1400
             Portland, Oregon 97204                 2,308,800<F1>              43.6%

             The Crabbe Huson Special Fund, Inc.
             121 SW Morrison, Suite 1400
             Portland, Oregon 97204                   291,300<F2>               5.5%

             Dimensional Fund Advisors, Inc.
             1299 Ocean Avenue, 11th Floor
             Santa Monica, California 90401           366,100<F3>               6.9%

<F1>     The information in this footnote is provided pursuant to Amendment No. 5 to Schedule 13G dated January 9, 1998 and filed with the SEC by The Crabbe Huson Group, Inc., which reports that it is an investment advisor registered under the Investment Advisors Act.  The Crabbe Huson
Group, Inc. reports shared voting and investment power over the Class A Shares deemed beneficially owned by it.

<F2>     The information in this footnote is provided pursuant to Schedule 13G dated January 9,
1998 and filed with the SEC by the Crabbe Huson Special Fund Inc., which reports that it is an
Investment Company registered under the Investment Company Act.  The Crabbe Huson Special Fund,
Inc. reports shared voting and investment power over the Class A Shares deemed beneficially owned by it.

<F3>     The information set forth in the table opposite the reference to Dimensional Fund
Advisors, Inc. and in the next two sentences was prepared by such reporting person and furnished to the Company on February 6, 1998.  Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 366,100 shares of Huntco Inc. Class
A common stock as of December 31, 1997, all of which shares are held in portfolios of DFA
Investment Dimensions Group, Inc., a registered open-end investment company, or in series of the
DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA
Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which
Dimensional Fund Advisors Inc. serves as investment manager.  Dimensional disclaims beneficial ownership of all such shares.


                        PROPOSAL 1:  ELECTION OF DIRECTORS
                        ----------------------------------

NOMINEES FOR DIRECTORS

The Company's Restated Articles of Incorporation and the Bylaws as amended provide for a classified Board of Directors, with the Board divided into three classes whose terms expire at different times. The Company presently has six directors. Two members are to be elected to the Board of Directors at the 1998 Annual Meeting, each to serve for a term of three years. Both of the nominees comprising the Board of Directors' slate of nominees at the Annual Meeting, Messrs. James J. Gavin, Jr. and Terry J. Heinz, are currently directors of the Company.

The persons named in the enclosed form of proxy intend to vote such proxy for the election of Messrs. Gavin and Heinz as directors of the Company, unless the shareholder indicates on the form of proxy that the vote should be withheld or contrary directions are indicated. If the proxy card is signed and returned without any direction given, shares will be voted for the election of Messrs. Gavin and Heinz. The Board of Directors has no reason to doubt the availability of either of the nominees and both have indicated their willingness to serve if so elected. If either or both the nominees shall decline or are unable to serve, it is intended that, in the discretion of the Board of Directors, either the size of the Board will be reduced or the proxies will vote for a substitute nominee or nominees designated by the Board of Directors.

               INFORMATION AS OF MARCH 1, 1998 REGARDING THE NOMINEES FOR DIRECTORS
                          TO BE ELECTED IN 1998 FOR TERMS ENDING IN 2001
                          ----------------------------------------------
                                       Present Term
        Name                     Age      Expires               Business Experience
        ----                     ---      -------     ------------------------------------------
James J. Gavin, Jr.<F1><F2><F3>  75       1998        Director of the Company since May 1993.
                                                      Retired; Vice Chairman and Director of
                                                      Borg-Warner Corporation, a publicly-held,
                                                      diversified manufacturing company, from
                                                      1985 until his retirement in 1987; Senior
                                                      Vice President of Finance of Borg-Warner
                                                      prior to 1985.  Director of Service
                                                      Corporation International.

Terry J. Heinz                   46       1998        President, Chief Operating Officer and
                                                      Director of the Company since May 1993.


             INFORMATION AS OF MARCH 1, 1998 REGARDING THE DIRECTORS WHO ARE NOT NOMINEES
                          FOR ELECTION AND WHOSE TERMS CONTINUE BEYOND 1998
                          -------------------------------------------------
                                       Present Term
        Name                     Age      Expires               Business Experience
        ----                     ---      -------     ------------------------------------------

B.D. Hunter<F3>                  68       1999        Chairman of the Board and Chief Executive
                                                      Officer of the Company since May 1993.
                                                      Chairman of the Board of Huntco Enterprises
                                                      and of Acquisitions and Farms since 1986.
                                                      Director of Service Corporation
                                                      International, Cash America International,
                                                      Inc.,  Celebrity, Inc., and Mercantile Bank
                                                      National Association.  Director of Mark
                                                      Twain Bancshares, Inc., until April 25,
                                                      1997.

Robert J. Marischen<F3>          45       1999        Vice Chairman of the Board and Chief
                                                      Financial Officer of the Company since May
                                                      1993.  President, Chief Executive Officer
                                                      and Director of Huntco Enterprises,
                                                      Acquisitions and Farms since 1986. Member
                                                      of the Board of Governors of Cardinal
                                                      Glennon Children's Hospital.

Donald E. Brandt<F1><F2>         43       2000        Director of the Company since May 1993.
                                                      Senior Vice President-Finance of Ameren
                                                      Corporation, a public utility holding
                                                      company since January 1998.  Senior Vice
                                                      President-Finance and Corporate Services of
                                                      Union Electric Company from July 1993 to
                                                      January 1998; Senior Vice President-Finance
                                                      and Accounting of Union Electric Company
                                                      for the five year period prior thereto.
                                                      Chairman of the Board of St. Louis Equity
                                                      Fund, Inc.; Trustee of Maryville
                                                      University; Director of The Arch Fund,
                                                      Inc., and President of the Board of
                                                      Governors of Cardinal Glennon Children's
                                                      Hospital.

Michael M. McCarthy<F1><F2>      59       2000        Director of the Company since May 1993.
                                                      Chairman of the Board and Chief Executive
                                                      Officer of McCarthy Building Companies, a
                                                      large, privately-owned commercial
                                                      construction company, since 1977; Chairman
                                                      and Chief Executive Officer of McCarthy
                                                      Brothers Company since 1976.  Director of
                                                      Mark Twain Bancshares, Inc. until April 25,
                                                      1997.  Director of Mercantile Bank National
                                                      Association.

<F1>    Member of Audit Committee
<F2>    Member of Compensation Committee
<F3>    Member of Executive Committee


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The business of the Company is under the general management of the Board of Directors (the "Board") as provided by the laws of Missouri, the state of incorporation. The Board of Directors held three meetings during Transition 1997, and acted by unanimous written consent on one occasion. It is anticipated that in future years the Board will meet at least quarterly.

Standing committees of the Board of Directors are the Executive Committee, the Audit Committee, and the Compensation Committee. Between Board meetings, Board responsibilities are delegated to the Executive Committee, comprised of three Board members. The Executive Committee did not hold any formal meetings during Transition 1997, but acted by unanimous written consent on two occasions during that period.

The Audit Committee is comprised entirely of all of the Company's non-employee directors. The function of the Audit Committee is to: (i) assist in the selection of independent auditors; (ii) direct and supervise investigations into matters relating to audit functions; (iii) review with independent auditors the plans and results of the audit engagement; (iv) review the degree of independence of the auditors; (v) consider the range of audit and non-audit fees; and (vi) review the adequacy of the Company's system of internal accounting controls. During Transition 1997, the Audit Committee held two meetings.

The Compensation Committee, comprised entirely of the Company's three non-employee directors, is responsible for reviewing and approving salaries, annual incentive compensation for the executive officers and certain other officers and employees of the Company and for administering and making awards under the 1993 Plan. During Transition 1997, the Compensation Committee met once.

The entire Board serves in the capacity of a nominating committee. The Board will accept recommendations for nominations as directors from shareholders. Shareholders wishing to propose such nominees for consideration should write to Mr. B.D. Hunter, the Company's Chairman of the Board and Chief Executive Officer, at the principal executive office of the Company.

During Transition 1997, other than Mr. Gavin who was absent from the December 4, 1997 meetings of the Board, the Audit Committee and the Compensation Committee due to a previous commitment, all of the directors of the Company attended 100% of the aggregate of the meetings of the Board and the committees of the Board on which each served.

DIRECTORS' FEES

Messrs. Hunter, Marischen and Heinz, as employees of the Company, receive neither retainers nor fees for attendance at Board or Board committee meetings. Messrs. Brandt, Gavin and McCarthy each receives $1,000 for every Board meeting they attend and $500 each for attendance at every meeting of those committees of the Board on which they serve. In addition, Mr. Gavin is paid $2,500 quarterly for serving on the Executive Committee. During Transition 1997, each of Messrs. Brandt, Gavin and McCarthy were awarded non-qualified stock options to acquire 3,000 Class A Shares at $13.50 per share, which stock options shall expire five years from the date of grant and vest in twenty-five percent increments on each anniversary of the date of grant, with the first increment vesting December 4, 1998. In order to further compensate the non-employee directors for their service to the Company, each of Messrs. Brandt, Gavin and McCarthy received grants of non-qualified stock options to acquire 3,000 Class A Shares at $13.50 per share, to replace the non-qualified stock option grants made to the directors on April 4, 1996, which were priced at $19.50 per share. These new options fully vest eighteen months from the date of grant of December 4, 1997, and are set to expire on December 3, 2000.

                  RECOMMENDATION OF THE BOARD OF DIRECTORS
                  ----------------------------------------

Acquisitions and Farms have expressed their intent to vote for Proposal 1, the election of the Board of Directors' slate of nominees. The Board recommends that the holders of the Class A Shares also vote "FOR" the Board's slate of nominees.

                    REPORT OF THE COMPENSATION COMMITTEE
                         ON EXECUTIVE COMPENSATION
                         -------------------------

The Company's executive compensation program is administered by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is a committee of outside directors, chaired by Mr. Michael M. McCarthy. Other members of the Committee are Mr. Donald E. Brandt and Mr. James J. Gavin, Jr. The Committee has the ultimate responsibility for aligning the Company's compensation programs with its business strategy and for assuring shareholders that pay delivery programs are effective, responsible and competitive when compared to similarly situated organizations. In that regard, the Committee is responsible for reviewing and approving salaries and annual incentive compensation of the Company's executive officers.

This report documents the basis upon which compensation decisions were made for remuneration paid during calendar 1997 with respect to Mr. B.D. Hunter, the Company's Chief Executive Officer, and to its only other executive officers, Messrs. Marischen and Heinz. For a public company, the ranks of the Company's executive officers is small. Accordingly and of necessity, these three individuals work together closely and their respective importance to the Company is virtually indistinguishable. Therefore, the compensation rationale discussion that follows applies to each of them equally.

COMPENSATION PHILOSOPHY AND OBJECTIVES OF EXECUTIVE COMPENSATION PROGRAMS

It is the philosophy of the Company and the Committee that all compensation programs provide a direct link between the performance of the Company and the compensation of its executive officers. Consistent with this philosophy, all of the executive officer compensation and benefit plans have been designed to motivate, reward and retain the broad-based management talent required to achieve corporate objectives and increase shareholder value. Toward this end, the Company has designed and implemented a compensation program for its executive officers which, in addition to base salary, focuses strongly on annual incentive compensation with bonus awards tied closely to the attainment of specified financial targets. The Committee also utilizes stock options as an integral component of its executive compensation program because it believes that this form of compensation provides the clearest link to enhanced shareholder value.

The Company's executive compensation program is designed to provide the Committee with the flexibility to emphasize one component of the total compensation package over another as circumstances demand. Further, the Committee has the flexibility to revise the annual bonus component during any fiscal year to ensure that the incentive aspect of the Company's compensation system is preserved.

BASE SALARIES

The Committee does not attempt to adhere to predefined quantitative or qualitative measures in establishing base salaries, nor are certain criteria deemed more important or given more weight than others. In setting base salaries, the Committee subjectively evaluated the Company's financial and operating results during the then current fiscal year and considered other subjective criteria.

The Committee noted that operating results had not met management's expectations, due in large part to external factors faced by the Company and the intermediate steel processing industry in general--primarily the volatility in raw material inventory pricing available from the Company's suppliers. These inventory sourcing concerns were further complicated by the administration and coordination of the expansion of the Company's market territories through the opening of new plant facilities and the increased competition as a result thereof.

In addition to objective financial measures, the Committee weighed other criteria more subjective in nature. Subjective factors considered included an evaluation of the executive officers' respective job responsibilities, the Committee's perception of their importance to the Company and its operations, and comparison to the compensation to be paid to the Company's non-executive officers for the upcoming year. Based upon this evaluation, the Committee elected in early April 1997 to maintain at then current levels the base salaries of its executive officers.

ANNUAL INCENTIVE COMPENSATION

A significant portion of the executive officers' total compensation is at risk through annual incentive opportunities that have historically been linked to key financial objectives of the Company. The goal of this policy is to focus attention on the attainment of financial objectives that the Committee believes are significant determinants of the Company's share price over time.

Recognizing that because no increases in base salaries were being granted, the opportunity to earn a bonus would be even more important to the executive officers. If based on a measurement of corporate performance which was tied to increasing shareholder value, the annual incentive compensation might even serve to more closely align the interests of the executives with those of the shareholders than in years past, in which increases in base salaries had been awarded.

The Committee decided to utilize an earnings per share measurement to determine the amount of the bonus, if any, which the executive officers would
have the opportunity to collect.   In short, the total amount of the bonuses
which the executive officers could earn was based upon the Company's attainment of various quarterly, year-to date and full year earnings per share targets established by the Committee. The targets were intended to be aggressive and challenging so that the Company would only be obligated to pay, and the executive officers would only be entitled to receive, increasingly higher bonus compensation if and to the extent the Company achieved increasingly higher earnings per share throughout the course of the fiscal year. No bonuses were earned by the Company's executive officers during 1997.

LONG TERM INCENTIVE COMPENSATION

The Huntco Inc. 1993 Incentive Stock Plan (the "1993 Plan"), provides for the awards of non-qualified stock options to purchase Class A Shares, incentive stock options to purchase Class A Shares, restricted Class A Shares and stock appreciation rights. The Committee administers the 1993 Plan. All grants of benefits under the 1993 Plan are at the complete discretion of the Committee, which may award them based on whatever subjective or objective criteria it deems appropriate. The Committee concluded at its meeting held in April 1997 that due to the non-qualified stock options awarded to the executive officers during Fiscal 1997, that it would not be appropriate to award additional options during Transition 1997. As Transition 1997 proceeded and the market price of the Company's Class A Shares remained below the exercise price of a large number of options which had been previously granted, the Committee decided it was in the best interests of the Company to offer to reissue certain of such non-qualified stock options previously issued to managerial and supervisory employees, including the executive officers, concurrent with the cancellation of such previously granted options. The rationale for those options reissued is set forth below.

REISSUANCE OF STOCK OPTIONS

The stated purpose of the 1993 Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in common stock ownership by the employees of the Company and its subsidiaries, who are largely responsible for its future growth and financial success.

As of December 4, 1997, non-qualified stock options to purchase 848,250 shares of Class A Common Stock had been awarded to forty-five key managerial employees (including the three executive officers named in the Summary Compensation Table) and to the Company's three non-employee directors. The Committee concluded at its December 4, 1997 meeting that the outstanding options to purchase Class A Shares held by the Company's key managers, officers and non-employee directors, with exercise prices of $19.50 per share or higher, were not providing the intended incentive to the Company's key personnel. The Committee noted that the closing market price for the Class A Shares on the immediately preceding day was $12.63 per share, and that the exercise prices of all of the stock options subject to regrant had been below the market value of such Class A Shares for over one full year.

In order to restore the incentive value to such options, the Committee decided to offer to its active key managers and officers (including the named executive officers and directors) the opportunity to surrender all of the non-qualified stock options granted to each of them between May 5, 1994 and April 4, 1996 (which constituted stock options with exercise prices ranging from $19.50 per share to $25.00 per share, and expiration dates ranging from May 5, 1999 to April 4, 2001)(the "Old Options"), for a like number of non-qualified stock options with the reduced exercise price of $13.50 per share (the "New Options"). Although the exercise prices of the Old Options were the closing prices of the Class A Shares as reported on the New York Stock Exchange (or on the NASDAQ National Market System with respect to the Old Options granted when the Class A Shares were traded on the over-the-counter market) on the date of the initial grant, the Committee decided to set the exercise price for the New Options at an exercise price above the closing price on the New York Stock Exchange on the day immediately preceding the date of grant.

The Committee believed that in consideration for providing the opportunity to receive lower priced options, it was fair and in the best interests of the Company and its shareholders that the exercise price of the New Options be higher than the current market price of the Class A Shares. This would build an incentive into the New Options themselves, because the New Options would be "underwater" on the date of grant, although not to the same extent the Old Options were. The Committee believed that the $13.50 per share exercise price was fair in relation to the other holders of the Company's Class A Shares. Further, the Committee decided that the New Options should not be exercisable for eighteen months from the date of grant, even if the Old Options they were to replace were then currently exercisable. Finally, and to increase the incentive value of the New Options, the Committee decided that the New Options should have an exercise period of only thirty-six months, contrasted with the exercise period of five years which had been the case with the Old Options. The intent was to motivate the key employees to swiftly and efficiently take the operational and business steps necessary to increase the stock price of the Class A Shares.

All optionees holding Old Options which were eligible for surrender in exchange for New Options, including the named executive officers, accepted the offer to exchange Old Options for New Options. As a result, there are currently outstanding recently repriced non-qualified stock options to purchase 295,000 Class A Shares at an exercise price of $13.50 per share, none of which are exercisable until June 4, 1999, and all of which New Options will expire if not exercised by December 4, 2000. The named executive officers have New Options to purchase 180,000 Class A Shares and the non-employee directors have New Options to purchase 9,000 Class A Shares stemming from these option reissuances. Existing non-qualified stock options to purchase 393,500 Class A Shares, which were granted as part of the Company's initial public offering or within one month after its completion, remain outstanding with an exercise price of $17.00 per share, with expiration dates of July 21, 1998 (for 87,500 of these options) and May 17, 2003.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

The decision not to grant an increase in base salary to Mr. Hunter, the Company's Chief Executive Officer, the determination of the earnings per share targets which the Company would have to achieve for Mr. Hunter to receive a bonus, the number of non-qualified stock options awarded to him under the 1993 Plan and the number of non-qualified stock options of his which were reissued, were identical to the decisions, determinations, and awards made to the Company's executive officers as a group, as discussed above. Accordingly, the discussion of those components of the total compensation package set forth above are equally applicable to Mr. Hunter as they are to the Company's other executive officers.

Mr. Hunter's base salary is not based on any objective measurement or standard. Rather, it is premised upon the Committee's subjective evaluation of (i) the importance of Mr. Hunter's role as Chairman of the Board and Chief Executive Officer and the realization that his compensation should be reflective of his position as the Company's driving force, (ii) his years of experience, leadership and general executive and managerial abilities, (iii) his vision with respect to the continued growth and expansion of the Company, and (iv) his commitment to increasing shareholder value. None of the factors used to evaluate Mr. Hunter or to determine his base salary was given any more weight than any other factor.

LIMITATIONS OF TAX DEDUCTIONS FOR EXECUTIVE COMPENSATION

The Internal Revenue Code, and the regulations promulgated thereunder, limit the tax deduction the Company may recognize for compensation paid to its executive officers whose compensation is listed in this Proxy Statement, to $1.0 million per person, per year. This deduction limit does not apply to compensation that complies with applicable provisions of such regulations. Because the Committee did not expect the compensation to be paid to such persons to exceed $1.0 million per person in 1997, the Committee did not take any action prior to or during 1997 which would have been required to comply with the aforementioned statute so that the deduction limit would not apply. The Committee will continue to evaluate the other components of the Company's executive compensation program and will take the necessary actions with respect to such regulations if it is deemed appropriate to do so with respect to compensation to be paid to executive officers in future years.

Mr. Donald E. Brandt       Mr. James J. Gavin, Jr.     Mr. Michael M. McCarthy

             Being all the Members of the Compensation Committee



                            EXECUTIVE COMPENSATION
                            ----------------------

The following tables provide information regarding compensation paid to, and information about the amount and value of employee stock options held by Messrs. B.D. Hunter, Robert J. Marischen and Terry J. Heinz, the only three executive officers of the Company (the "Named Executive Officers" or "NEOs").

SUMMARY COMPENSATION TABLE
                                                            Long Term
                                                        Compensation Awards
                                 Annual Compensation    -------------------
    Name and                    ---------------------  Securities Underlying      All Other
Principal Position     Year<F1> Salary($)<F2> Bonus($) Options/SARs(#)<F3>    Compensation($)<F4>
------------------     -------  -----------   -------   -------------------    -----------------
B.D. Hunter,            1997    $291,500        --           60,000<F5>             $3,200
Chairman and Chief      FY97    $291,500      $58,300        10,000<F6>               --
Executive Officer       FY96    $275,000      $82,500          --                   $1,500

Robert J. Marischen,    1997    $265,000        --           60,000<F5>             $3,200
Vice Chairman and       FY97    $265,000      $53,000        10,000<F6>             $3,000
Chief Financial Officer FY96    $250,000      $75,000          --                   $1,500

Terry J. Heinz,         1997    $260,000        --           60,000<F5>             $3,200
President and Chief     FY97    $260,000      $52,000        10,000<F6>             $3,000
Operating Officer       FY96    $245,000      $73,500          --                   $1,500

<F1>     On October 23, 1997 the Company elected to convert from an April 30 fiscal year end to a
December 31 fiscal year end.  The compensation reported for the NEO in the top row represents remuneration paid during the twelve month period commencing January 1, 1997 and ending December
31, 1997.  The compensation reported for the NEO in the second and third rows entitled "FY97" and
"FY96" represents remuneration paid to the NEO during the Company's two prior fiscal years comprising the twelve month periods ending April 30, 1997 and 1996, respectively.

<F2>    Amounts shown include cash compensation earned and received as well as compensation earned but deferred at the election of the executive officer.

<F3>    This column represents grants made under the 1993 Plan.

<F4>    Includes matching contributions by the Company during calendar year 1997 to the accounts of the following individuals under the Retirement Savings Plan, which is a defined contribution plan, as follows:  Mr. Hunter: $3,200; Mr. Marischen: $3,200; and Mr. Heinz: $3,200.

<F5>    These options awarded on December  4, 1997 represent non-qualified stock options exercisable at $13.50 per share, which were granted to replace a like number of non-qualified stock options originally granted to the NEO exercisable at $21.50 per share, which were canceled at the option of the NEO.

<F6>    These options awarded on April 4, 1997 represent non-qualified stock options exercisable at $12.50 per share, the closing market price of the Company's Class A shares on the New York
Stock Exchange on the date of grant.

OPTION/SAR GRANTS IN LAST FISCAL YEAR <F1>
                                                                             Potential Realizable
                                                                               Value at Assumed
                                                                            Annual Rates of Stock
                                                                              Price Appreciation
                    Individual Grants                                          for Option Term
---------------------------------------------------------------------------  -------------------
                                         % of Total
                                        Options/SARs
                   Number of Securities  Granted to   Exercise or
                   Underlying Options/  Employees in  Base Price  Expiration
    Name           SARs Granted(#)<F1>  Fiscal Year     ($/Sh)       Date    5%($)<F2> 10%($)<F2>
    ----           -------------------- ------------  ----------- ---------- --------- ---------
B. D. Hunter         10,000<F4>         10.2%<F5>     $12.50      04/03/2002 $34,535   $ 76,314
                     60,000<F6>         17.0%<F7>     $13.50      12/03/2000 $54,051   $183,458

Robert J. Marischen  10,000<F4>         10.2%<F5>     $12.50      04/03/2002 $34,535   $ 76,314
                     60,000<F6>         17.0%<F7>     $13.50      12/03/2000 $54,051   $183,458

Terry J. Heinz       10,000<F4>         10.2%<F5>     $12.50      04/03/2002 $34,535   $ 76,314
                     60,000<F6>         17.0%<F7>     $13.50      12/03/2000 $54,051   $183,458


<F1>    This table reports non-qualified stock options granted to the NEOs during the twelve month period ending December 31, 1997.

<F2>    No SARs were granted in tandem with the options.

<F3>    The dollar amounts under these columns are the result of calculations at the 5% and 10%
rates set by the SEC, and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company's Class A Shares.  The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors.

<F4>    These non-qualified stock options were awarded during that portion of calendar 1997 prior to the commencement of the Transition Period.  One-quarter of the options granted are exercisable on the first, second, third and fourth anniversaries of the date of the grant.

<F5>    Represents the percent which the number of stock options awarded during that portion of calendar 1997 prior to the commencement of the Transition Period is to all stock options awarded to eligible employees and directors during that period.

<F6>    These non-qualified stock options were awarded during the Transition Period.  They do not become exercisable for eighteen months from the date of grant and expire thirty-six months from the date of grant.

<F7>    Represents the percent which the number of stock options awarded during that portion of calendar 1997 subsequent to the commencement of the Transition Period is to all stock options awarded to eligible employees and directors during that period.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
                           Number of Securities Underlying      Value of Unexercised In-the-Money
                        Unexercised Options/SARs at FY-End(#)    Options/SARs at FY-End($)<F1>
                        -------------------------------------    -----------------------------
Name                          Exercisable/Unexercisable            Exercisable/Unexercisable
----                          -------------------------            -------------------------
B. D. Hunter                        2,500/67,500                        $10,938/$235,313

Robert J. Marischen               152,500/67,500                        $10,938/$235,313

Terry J. Heinz                    152,500/67,500                        $10,938/$235,313

<F1>     Represents the difference between (a) the closing price on the New York Stock Exchange on December 31, 1997, the Transition Period year end, of the Class A Shares and (b) the exercise price of non-qualified stock options awarded to the Named Executive Officer under the 1993 Plan, which difference is multiplied by the number of options owned by the Named Executive Officer.



The following table sets forth certain information concerning the reissuance of non-qualified stock options (effectively considered herein as a "repricing") on December 4, 1997, granted to the Company's executive officers, which has been the only reissuance of options held by the Company's Named Executive Officers.


TEN-YEAR OPTION/SAR REPRICINGS
                              Number of                                             Length of
                              Securities   Market Price    Exercise              Original Option
                              Underlying    of Stock       Price at               Term Remaining
                              Options/SARs at Time of      Time of        New       at Date of
                              Repriced or  Repricing or  Repricing or   Exercise   Repricing or
    Name             Date     Amended(#)   Amendment($)  Amendment($)   Price($)    Amendment
    ----             ----     ---------    -----------   -----------    -------     ---------
B.D. Hunter         12/04/97  60,000       $12.44        $21.50         $13.50<F1>  2 yrs., 3mos.

Robert J. Marischen 12/04/97  60,000       $12.44        $21.50         $13.50<F1>  2 yrs., 3mos.

Terry J. Heinz      12/04/97  60,000       $12.44        $21.50         $13.50<F1>  2 yrs., 3mos.

<F1>     The exercise price of the replacement non-qualified stock options is higher than the market price of the Class A Shares.  The replacement non-qualified stock options do not become exercisable until June 4, 1999, and they expire December 3, 2000, so that the terms of the replacement non-qualified stock options are shorter than the terms of the non-qualified stock options being replaced.

CERTAIN CONTRACTS

Both Messrs. Marischen and Heinz are parties to employment agreements with the Company (the "Employment Agreements"). Except for the base salaries to be paid to each thereunder (Mr. Marischen being contractually entitled to receive a base salary of not less than $278,250 in the fiscal year ended December 31, 1998 ("Fiscal 1998") and Mr. Heinz being contractually entitled to receive a base salary of not less than $273,000 in Fiscal 1998), the Employment Agreements are identical. Both Employment Agreements have automatic one-year renewals effective each April 30 (the "Renewal Term"), unless notice is given by either party thereto that such Employment Agreement is not to be renewed or unless the Employment Agreement has been terminated by the respective parties thereto or upon the occurrence of certain events specified in the Employment Agreements.

Both Messrs. Marischen and Heinz are entitled to severance payments under the Employment Agreements upon termination of their employment. If the Company notifies either employee that the Employment Agreements will not be renewed at the expiration of any then current Renewal Term, the employee would be entitled to annual compensation payments for one year from the date of termination. If the employee is terminated due to incapacity, in addition to those benefits that are provided by retirement and benefit programs specifically adopted and approved by the Company for the employee that are earned and vested at the date of termination, the employee shall be entitled to receive his base salary compensation for the six months following such termination. If the Company terminates the employee "without cause" (as that term is provided in the Employment Agreements) prior to the expiration of any then current Renewal Term, then in addition to those benefits that are provided by retirement and benefit plans and programs specifically adopted and approved by the Company for employees that are earned and vested at the date of termination, the employee shall be entitled to his annual compensation payments for one year from the date of termination. The Employment Agreements also provide for severance payments of one year's base salary in the event that the employee voluntarily terminates his employment within 12 months following a "change of control" as defined in the Employment Agreements.

Although Mr. Hunter is not a party to a written employment contract, the Compensation Committee has approved an annual base salary of $306,075 for Mr. Hunter for Fiscal 1998.

On December 4, 1997, the Compensation Committee adopted a resolution providing for the payment of bonuses to the Company's named executive officers during Fiscal 1998 (the "1998 Bonus Arrangements"). Under the 1998 Bonus Arrangements, the Company's executive officers are entitled to earn incentive bonuses, to be paid quarterly, based on the Company's quarterly, year-to-date and full year earnings per share. If earnings per share equals or exceeds certain specified targets, they each will earn an additional specified percentage of their respective annual base salaries for Fiscal 1998 (the "Fiscal 1998 Base Salaries") with the bonus percentages increasing if respectively higher earnings per share targets are met. The maximum annual incentive bonuses that could be paid to the executive officers under the 1998 Bonus Arrangements equals 120% of their respective Fiscal 1998 Base Salaries.

The Company provides its executive officers with the use of an automobile and a Company-paid country club membership, as well as supplemental health insurance pursuant to which the Company reimburses its executive officers for amounts they incur over and above the medical and dental coverage to which the Company's other employees are entitled. Both Messrs. Marischen and Heinz also receive Company-paid long-term disability and life insurance coverage under which death benefits are to be paid to the beneficiaries designated by each.

The Company has agreed to reimburse Messrs. Marischen and Heinz for federal and state income taxes payable by them on the first $400,000 of taxable income recognized by each of them upon the exercise of options granted to them in May 1993 pursuant to the 1993 Plan. Neither Messrs. Marischen nor Heinz has exercised any of such options; therefore, no tax reimbursement has yet been made to them by the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee are Messrs. Brandt, Gavin and McCarthy, each of whom is a non-employee director. Messrs. Hunter and Marischen were present at the meeting of the Compensation Committee at which the remuneration for each of the Company's executive officers for 1997 was determined.

STOCK PRICE PERFORMANCE GRAPH

The graph below compares cumulative total shareholder return to the cumulative total return of the S&P Industrials index and to a peer group index. The comparison of total return assumes that a fixed investment of $100 was invested on June 29, 1993 (the effective date of the Company's initial public offering) in the Company's Class A Shares and in each of the foregoing indices, and further assumes the reinvestment of dividends. The information on the graph covers the period from June 29, 1993 through the end of Fiscal 1997, which concluded on April 30, 1997, plus the eight month period from May 1, 1997 through December 31, 1997. Since there is no nationally recognized industry index consisting of intermediate steel processors to be used as a peer group index, the Company constructed its own peer group. This peer group is comprised of two companies which represent the only other public companies in the intermediate steel processing industry with a stock performance history dating back to June 29, 1993, namely Steel Technologies Inc. and Worthington Industries, Inc. Although certain other companies in the industry have completed initial public offerings since June 29, 1993, these companies cannot yet be used for comparative stock performance purposes. The returns of each member of the peer group are weighted according to each member's stock market capitalization as of the beginning of the period measured. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                 [GRAPH]

                                              April 30,
                   June 29,    ----------------------------------------  December 31,
                    1993       1994       1995        1996       1997        1997
                    ----       ----       ----        ----       ----        ----
Huntco Inc.        100.00     112.12     103.12      105.26      78.85      102.26
S&P Industrials    100.00     101.92     118.96      150.84     182.88      217.70
Peer Group         100.00      91.74      92.14      100.30      95.47       87.55


                             CERTAIN TRANSACTIONS

The Company is a party to two lease agreements with Farms. Under one agreement, the Company leases space for its executive offices located in Town & Country, Missouri, in an office building owned by Farms. During calendar 1997, lease payments paid by the Company to Farms under this lease were $22,800. The Company also leases a ranch facility in Colorado owned by Farms which the Company uses primarily for the entertainment of customers. During calendar 1997, the Company paid Farms $60,000 in lease payments relating to its use of the property in Colorado. It anticipates making similar payments under the aforementioned leases during the current fiscal year.

                           INDEPENDENT ACCOUNTANTS

The Company is presently utilizing the services of Price Waterhouse LLP, independent accountants, who have been the Company's and its predecessors independent accountants since 1986, and who will serve as the Company's independent accountants for the fiscal year ending December 31, 1998. Representatives of Price Waterhouse will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

Any shareholder proposals intended to be presented at the 1999 Annual Meeting must be received by the Company at its principal executive offices no later than December 10, 1998, in order to be considered for inclusion in the proxy materials.

                                 OTHER MATTERS

As stated elsewhere herein, the Board of Directors knows of no other matters to be presented for consideration at the meeting by the Board of Directors or by shareholders who have requested inclusion of proposals in the Proxy Statement. If any other matter shall properly come before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their judgment.

The expense of preparing, printing and mailing proxy materials to the holders of the Company's Class A Shares will be borne by the Company. In addition, proxies may be solicited personally or by telephone or telefax, by officers or employees of the Company, none of whom will receive additional compensation therefor. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Class A Shares.


April 9, 1998

                                   APPENDIX

Page 14 of the printed proxy statement contains a Stock Price Performance Graph. The information contained in the graph is depicted in the table that immediately follows the graph.

                                  HUNTCO INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               For Annual Meeting of Shareholders on May 7, 1998


     The undersigned hereby appoints B. D. HUNTER, ROBERT J. MARISCHEN and TERRY J. HEINZ, and each of them, with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Shareholders of Huntco Inc. (the "Company"), to be held at Forest Hills Country Club, located at 36 Forest Club Drive, Chesterfield, Missouri 63005, on Thursday, May 7, 1998, at 10:00 a.m. local time, and all adjournments thereof, and to vote, as indicated below, the shares of Class A Common Stock of the Company which the undersigned is entitled to vote with all the powers the undersigned would possess if present at the meeting.

1.  Election of  / / FOR all nominees listed below   / / WITHHOLD AUTHORITY
     Directors        (except as marked to the           to vote for all
                           contrary below)               nominees listed below

                    James J. Gavin, Jr. and Terry J. Heinz


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


------------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting and all adjournments thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of the nominees listed.


Please date and sign on the reverse side and mail promptly in the enclosed envelope.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby revokes all proxies heretofore given by the undersigned for said meeting. This proxy may be revoked prior to its exercise.


                                  Dated: ____________________________________


                                         ____________________________________
                                                      Signature

                                         ____________________________________
                                              (Signature if held jointly)

                                         Note:  Please sign exactly as your
                                         name or names appear hereon.  When
                                         signing as attorney, executor,
                                         administrator, trustee or guardian,
                                         please give full title as such.  If
                                         a corporation, please sign in full
                                         corporate name by president or other
                                         authorized officer. If a partnership,
                                         please sign in partnership name by
                                         authorized person.


                PLEASE MARK, SIGN AND PROMPTLY RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

            NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.